Guggenheim Funds Trust                    Transparent Value Trust
805 King Farm Blvd., Suite 600                330 Madison Avenue, 10th Floor
Rockville, Maryland 20850                    New York, NY 10017

Supplement dated September 8, 2017
to the currently effective Statutory Prospectuses for each series of Guggenheim Funds Trust and Transparent Value Trust, as dated January 30, 2017 or April 10, 2017, each as supplemented from time to time.

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective October 16, 2017, the mail delivery locations for Guggenheim Investments shareholder correspondence and transaction requests are as follows:

Standard Delivery Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Overnight Delivery Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

Please Retain This Supplement for Future Reference

GUG-PRO-SUP-0917

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